UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	☒
Filed by Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Material

☐	Soliciting Material Pursuant to Rule 14a-12

EAGLE POINT CREDIT COMPANY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE: WE NEED YOUR VOTE

January 23, 2026

Re: Eagle Point Credit Company, Inc.

Dear Shareholder:

We have been trying to reach you by phone and mail regarding the Special Meeting of Shareholders for Eagle Point Credit Company, Inc.

We previously sent you proxy materials for the Special Meeting. Please call toll-free at (800) 848-3410 between 9:00 am and 10:00 pm ET (Monday through Friday) to cast your vote. When you call, please refer to the Investor ID in the table below.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

No confidential information will be collected, and the call will only take a couple of minutes. Thank you for your investment with us. We look forward to your call and to completing this proxy campaign.

Sincerely,

Courtney Fandrick

Secretary

Eagle Point Credit Company, Inc. | 600 Steamboat Road, Suite 202 | Greenwich, CT 06830